As filed with the Securities and Exchange Commission on July 28, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): July 28, 2005

Commission      Exact name of registrants as specified in their charters,        I.R.S. Employer
File Number     state of incorporation, address of principal executive         Identification Number
                          offices, and telephone number

1-15929                       Progress Energy, Inc.                                56-2155481
                            410 S. Wilmington Street
                       Raleigh, North Carolina 27601-1748
                            Telephone: (919) 546-6411
                     State of Incorporation: North Carolina

1-8349                   Florida Progress Corporation                              59-2147112
                            410 S. Wilmington Street
                       Raleigh, North Carolina 27601-1748
                            Telephone: (919) 546-6111
                         State of Incorporation: Florida

1-3274                      Florida Power Corporation                              59-0247770
                       d/b/a Progress Energy Florida, Inc.
                               100 Central Avenue
                       St. Petersburg, Florida 33701-3324
                            Telephone: (727) 820-5151
                         State of Incorporation: Florida

1-3382                   Carolina Power & Light Company                            56-0165465
                      d/b/a Progress Energy Carolinas, Inc.
                            410 S. Wilmington Street
                       Raleigh, North Carolina 27601-1748
                            Telephone: (919) 546-6411
                     State of Incorporation: North Carolina

                                      None
-------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. and information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 2 Financial Information and Section 7 Regulation FD

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the registrants pursuant to Section 2, Item 2.02 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrants' results of operations or financial condition for the quarter ended June 30, 2005.

     On July 28, 2005, Progress Energy, Inc., issued a press release regarding its earnings for the quarter ended June 30, 2005. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The press release contains business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are substantially similar to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (which is in turn a significant subsidiary of Florida Progress Corporation). Accordingly, this current report is also being furnished on behalf of each such registrant.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

   (c)    Exhibits

          99.1 Press Release dated July 28, 2005 with respect to financial results for the quarter ended June 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROGRESS ENERGY, INC.
                                        FLORIDA PROGRESS CORPORATION
                                        FLORIDA POWER CORPORATION
                                        d/b/a PROGRESS ENERGY FLORIDA, INC. and
                                        CAROLINA POWER & LIGHT COMPANY
                                        d/b/a PROGRESS ENERGY CAROLINAS, INC.
                                        Registrants

                                        By:  /s/ Jeffrey M. Stone
                                        ---------------------------------
                                        Jeffrey M. Stone
                                        Controller and Chief Accounting Officer

Date:  July 28, 2005

                                Index to Exhibits



Exhibit No.   Description

     99.1 Press Release dated July 28, 2005 with respect to financial results for the quarter ended June 30, 2005.